September 12, 2025

BNY MELLON INVESTMENT FUNDS II, INC.

BNY Mellon Global Emerging Markets Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Alex Khosla and Aditya Shah are the fund's primary portfolio managers. Mr. Khosla has been a portfolio manager of the fund since September 2022 and the lead portfolio manager since May 2025. Mr. Shah has been a primary portfolio manager of the fund since September 2025. Messrs. Khosla and Shah are portfolio managers of the emerging markets and Asian equities team at NIM.

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The following information supersedes and replaces the information in the second paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

Alex Khosla and Aditya Shah are the fund's primary portfolio managers jointly and primarily responsible for managing the fund's portfolio. Mr. Khosla has been a portfolio manager of the fund since September 2022 and the lead portfolio manager since May 2025. Mr. Shah has been a primary portfolio manager of the fund since September 2025. Mr. Khosla is a portfolio manager of the emerging markets and Asian equities team at NIM, where he has been employed since April 2022. Prior to joining NIM, Mr. Khosla was a research analyst covering global emerging markets at Aikya Investment Management, where he had worked since March 2020. Mr. Shah is a portfolio manager of the emerging markets and Asian equities team at NIM. He has been employed by NIM since 2021. Prior to joining NIM, Mr. Shah undertook a number of investment-related placements within BNY Investments.

6243STK0925

September 12, 2025

BNY MELLON INVESTMENT FUNDS II, INC.

BNY Mellon Global Emerging Markets Fund

Supplement to Current Statement of Additional Information

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Aditya Shah[1]	None	N/A	None	N/A	None	N/A

[1]	Because Mr. Shah became a primary portfolio manager of BNYMGEMF as of September 12, 2025, his information is as of July 31, 2025.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Aditya Shah	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Aditya Shah[1]	BNYMGEMF	None

1 Because Mr. Shah became a primary portfolio manager of BNYMGEMF as of September 12, 2025, his information is as of July 31, 2025.

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